                                                                  Exhibit 99.26


[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1

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                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[985,587,000] (APPROXIMATE)
                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                   MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NC1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                    SELLER

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                       NEW CENTURY MORTGAGE CORPORATION
                                  ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                   SERVICER

                      [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                     DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    TRUSTEE


                              JANUARY [26], 2005






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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2005-NC1

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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2005-NC1
FIXED PRICING SPEED             12% HEP
ARM PRICING SPEED               100% ARM PPC
STRESSED LIBOR (20% STARTING IN MONTH 2 AND THEREAFTER)

                          AVAILABLE
     PAYMENT              FUNDS CAP
      DATE                   (%)

1     2/25/2005              8.226
2     3/25/2005              9.999
3     4/25/2005              9.996
4     5/25/2005              9.993
5     6/25/2005              9.990
6     7/25/2005              9.987
7     8/25/2005              9.982
8     9/25/2005              9.978
9    10/25/2005              9.975
10   11/25/2005              9.969
11   12/25/2005              9.967
12    1/25/2006              9.960
13    2/25/2006              9.954
14    3/25/2006              9.961
15    4/25/2006              9.944
16    5/25/2006              9.943
17    6/25/2006              9.934
18    7/25/2006              9.934
19    8/25/2006              9.923
20    9/25/2006              9.915
21   10/25/2006              9.914
22   11/25/2006              9.899
23   12/25/2006              9.898
24    1/25/2007              9.881
25    2/25/2007              9.874
26    3/25/2007              9.897
27    4/25/2007              9.858
28    5/25/2007              9.861
29    6/25/2007              9.842
30    7/25/2007              9.846
31    8/25/2007              9.825
32    9/25/2007              9.816
33   10/25/2007             10.329
34   11/25/2007              9.985
35   12/25/2007             10.307
36    1/25/2008              9.964
37    2/25/2008              9.954
38    3/25/2008             10.506
39    4/25/2008             10.805
40    5/25/2008             11.136
41    6/25/2008             10.749
42    7/25/2008             11.077
43    8/25/2008             10.691
44    9/25/2008             10.662
45   10/25/2008             11.659
46   11/25/2008             11.248
47   12/25/2008             11.587
48    1/25/2009             11.178
49    2/25/2009             11.142
50    3/25/2009             12.296
51    4/25/2009             11.109
52    5/25/2009             11.441
53    6/25/2009             11.035
54    7/25/2009             11.365
55    8/25/2009             10.961
56    9/25/2009             10.927
57   10/25/2009             11.286
58   11/25/2009             10.892
59   12/25/2009             11.223
60    1/25/2010             10.831
61    2/25/2010             10.800
62    3/25/2010             11.923
63    4/25/2010             10.739
64    5/25/2010             11.065
65    6/25/2010             10.678
66    7/25/2010             11.003
67    8/25/2010             10.617
68    9/25/2010             10.587
69   10/25/2010             10.909
70   11/25/2010             10.527
71   12/25/2010             10.847
72    1/25/2011             10.467
73    2/25/2011             10.437
74    3/25/2011             11.523